EXHIBIT 99.1

AGREEMENT

JOINT FILING OF SCHEDULE 13G

The undersigned hereby agree to file jointly the Statement on Schedule 13G as amended by that certain Amendment No. 1 to Schedule 13G (the “Statement”) relating to American Depository Shares, each representing one Common Share, par value $0.001 per share, of Fly Leasing Limited and any further amendments thereto which may be deemed necessary pursuant to Regulation 13D or 13G promulgated under Section 13 of the Securities Exchange Act of 1934, as amended.

It is understood and agreed that a copy of this Agreement shall be attached as an Exhibit to the Statement, filed on behalf of each of the parties hereto.

This Agreement may be executed in multiple counterparts, each of which shall constitute an original, one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of March 31, 2017.

ONEX CORPORATION

By:	/s/ David Copeland
Name: David Copeland
Title: Managing Director—Tax

ONEX PARTNERS III GP LP

By: Onex Partners GP Inc., its General Partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Vice President

By:	/s/ Matthew Ross
Name: Matthew Ross Title: Vice President

ONEX PARTNERS GP INC.

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Vice President

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Vice President

ONEX US PRINCIPALS LP

By: Onex American Holdings GP LLC, its General Partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Director

ONEX AMERICAN HOLDINGS GP LLC

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Director

ONEX AMERICAN HOLDINGS II LLC

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Director

ONEX PARTNERS III PV LP

By: Onex Partners III GP LP, its General Partner
By: Onex Partners Manager LP, its Agent
By: Onex Partners Manager GP ULC, its General Partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

ONEX PARTNERS III SELECT LP

By: Onex Partners III GP LP, its General Partner
By: Onex Partners Manager LP, its Agent
By: Onex Partners Manager GP ULC, its General Partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

ONEX PARTNERS III LP

By: Onex Partners III GP LP, its General Partner
By: Onex Partners Manager LP, its Agent
By: Onex Partners Manager GP ULC, its General Partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

NEW PCO II INVESTMENTS LTD.

By:	/s/ Michelle Iskander
Name: Michelle Iskander
Title: Secretary

/s/ Gerald W. Schwartz, by Andrea E. Daly
Gerald W. Schwartz, by Andrea E. Daly, attorney-in-fact pursuant to a power of attorney attached as Exhibit 99.3 to the Statement